Exhibit 10.28

                                        April 27, 2004

CENTRAL GARDEN & PET COMPANY
3697 Mt. Diablo Blvd., Suite 310
Lafayette, CA 94549
Attn:  William E. Brown

      Re: Amendment to Subordination Agreement dated as of October 29, 2003 (the "Agreement") by and between Central Garden & Pet Company ("Central Garden") and CapitalSource Finance, LLC (the "Agent")

Dear Bill:

            Reference is hereby made to the Agreement. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Agreement, as applicable.

            It is our understanding that Easy Gardener Products, Ltd. (the "Borrower") desires to refinance certain indebtedness currently provided by Foothill with indebtedness provided by LaSalle Business Credit, LLC which will necessitate the amendment of the Agreement to correct certain references to Foothill.

            The Agreement is hereby amended by deleting the definition of "Foothill Intercreditor Agreement" in its entirety and substituting in lieu thereof the following:

                  "LaSalle Intercreditor Agreement" shall mean that certain
            Subordination and Intercreditor Agreement dated as of April 27, 2004 by and between CS and LaSalle Business Credit, LLC in connection with their loans to EGP.

            This letter agreement, together with the agreements, documents and instruments contemplated hereby, (a) constitute the entire understanding of the parties with respect to the subject matter hereof and thereof, and any other prior or contemporaneous agreements, whether written or oral, with respect hereto or thereto are expressly superseded hereby and thereby, (b) shall be governed by and construed in accordance with the laws of the State of New York, and (c) shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

            Please indicate your consent to the terms and conditions of this letter agreement by signature of your authorized officer in the space indicated below.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

Very truly yours,

CAPITALSOURCE FINANCE LLC,
as Agent and Lender


By:    /s/ Joseph Turitz
       -----------------
Name:  Joseph Turitz
       -------------
Title: General Counsel
       ---------------


ACKNOWLEDGED AND AGREED TO as of April 27, 2004.


CENTRAL GARDEN & PET COMPANY.


By:    /s/ Timothy Kane
       ----------------
Name:  Timothy Kane
       ------------
Title: Director of Tax and Assistant Secretary
       ---------------------------------------